UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21128

Legg Mason Partners Variable Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2012

Annual Repor t

Legg Mason

ClearBridge

Variable Mid Cap Core Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason ClearBridge Variable Mid Cap Core Portfolio

Portfolio objective

The Portfolio seeks long-term growth of capital.

Portfolio and subadviser name changes

Effective April 29, 2013, the Portfolio’s name will change to ClearBridge Variable Mid Cap Portfolio. On December 5, 2012, the name of the Portfolio’s subadviser changed from ClearBridge Advisors, LLC to ClearBridge Investments, LLC.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason ClearBridge Variable Mid Cap Core Portfolio for the twelve-month reporting period ended December 31, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

Special shareholder notice

Effective October 1, 2012, the Portfolio changed its performance benchmark from the S&P MidCap 400 Index to the Russell Midcap Index. Management believes the Russell Midcap Index is a more appropriate benchmark for the Portfolio since it is more widely used by institutional investors for evaluating mid cap portfolios and as a result will provide shareholders with a better tool for assessing the Portfolio’s success relative to its investment objective and comparable funds. There was no change in the Portfolio’s investment objective or strategy.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 31, 2013

Legg Mason ClearBridge Variable Mid Cap Core Portfolio	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended December 31, 2012, but it did so at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 2.0% in the first quarter of 2012. The economy then slowed in the second quarter, as GDP growth was a tepid 1.3%. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, this was a temporary uptick, as the Commerce Department’s initial estimate showed that fourth quarter GDP contracted 0.1%. This was the first negative reading since the second quarter of 2009, and was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 8.3%. Unemployment then generally declined and was 7.8% in September 2012, the lowest rate since January 2009, but still high by historical standards. The unemployment rate then rose to 7.9% in October, before falling to 7.8% in November, where it remained in December. The number of longer-term unemployed continued to be a headwind for the economy, as roughly 39% of the 12.2 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), while existing-home sales dipped 1.0% on a seasonally adjusted basis in December 2012 versus the previous month, they were still 12.8% higher than in December 2011. In addition, the NAR reported that the median existing-home price for all housing types was $180,800 in December 2012, up 11.5% from December 2011. This marked the tenth consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 8.5% in December, which represents a 4.4 month supply at the current sales pace. This represents the lowest inventory since May 2005.

The manufacturing sector expanded during much of the reporting period, although it experienced several soft patches. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October. The PMI fell back to contraction territory with a reading of 49.5 in November, its lowest level since July 2009. However, manufacturing again expanded in December, with the PMI increasing to 50.7.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In January 2012, the Fed extended the period it expects to keep rates on hold until at least through late 2014. At its June 2012 meeting, the Fed announced that it would continue its program of purchasing longer-term Treasury securities and selling an equal amount of shorter-term Treasury securities (often referred to as “Operation Twist”) until the end of 2012. In September, the Fed announced a third round of quantitative easing (“QE3”), which involves pur-

IV	Legg Mason ClearBridge Variable Mid Cap Core Portfolio

Investment commentary (cont’d)

chasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. Finally, at its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

January 31, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2012 Annual Report	1

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The Portfolio seeks long-term growth of capital. Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities, or other investments with similar economic characteristics, of medium-capitalization companies. The Portfolio may invest up to 25% of its assets in foreign securities. The Portfolio pursues a disciplined core investment strategy combining in-depth fundamental and quantitative analysis to identify attractive investment candidates. We obtain market information about the universe of investment candidates and distill that information to cull prospective investments. We then establish market-implied growth and return expectations based on current trading price and challenge those expectations using our insight and proprietary analysis.

While markets are relatively efficient in the long term with economic fundamentals driving asset prices, market inefficiencies often occur as evidenced by the disproportionate volatility of stock prices relative to publicly available information. We believe our disciplined investment process, employing quantitative and fundamental analysis, can help exploit these market inefficiencies.

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. The U.S. stock market had a strong year in 2012, with the S&P 500 Indexi returning 16.00% for the reporting period, responding to worldwide economic fundamentals that entered the year fragile and exited with a positive tone. The U.S. housing market apparently bottomed, while job creation and unemployment improved modestly but steadily through the year. Aggressive actions by the European Central Bank (“ECB”)ii dimmed the specter of a European banking crisis and set the stage for bank capital ratios to improve over the next several years. China’s economy weakened ahead of its leadership transition in November 2012, but saw steady improvement in most economic statistics by year-end.

Late in the period, we saw a reversal of many of the trends that drove returns earlier in the year. More specifically, we saw investors rotate into groups that had underperformed the broader S&P 500 Index. For example, the best areas of the market in the last three months of the period were the cyclical Financials, Industrials and Materials sectors while the more defensive Telecommunication Services, Consumer Staples and Utilities sectors lagged behind. Small cap stocks outperformed large caps, while stocks with higher dividend yields were weak, perhaps because of uncertainty over how the U.S. government would decide to treat dividend tax rates when the Bush tax cuts expired on December 31, 2012. Companies with significant international exposure outperformed, echoing the underlying stock markets, which outdistanced the U.S. in the fourth quarter after trailing earlier in the year.

Q. How did we respond to these changing market conditions?

A. From our vantage point, the antidote for macroeconomic malaise is innovation and growth. Thanks to that innovation and growth, a little help from central banks around the world, and expectations for a budget deal in the U.S., the equity market ended the year on a strong note. As in the past, we attempted to ignore as much of the aforementioned sound and fury as humanly possible. Instead, we continued to focus all our efforts on identifying unappreciated mid cap companies and locating undervalued fundamental strength. Our investment process, differentiated by our consistency, discipline and

2	Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2012 Annual Report

Portfolio overview (cont’d)

transparency, is as important to us as it is to you. Our attention to earnings and cash flow growth, strength of balance sheet, and returns on invested capital has not wavered.

Performance review

For the twelve months ended December 31, 2012, Class I shares of Legg Mason ClearBridge Variable Mid Cap Core Portfolio1 returned 17.90%. The Portfolio’s new unmanaged benchmark, the Russell Midcap Indexiii and its former benchmark, the S&P MidCap 400 Indexiv, returned 17.28% and 17.88%, respectively, for the same period. The Lipper Variable Mid-Cap Core Funds Category Average2 returned 16.07% over the same time frame.

Performance Snapshot as of December 31, 2012 (unaudited)
	6 months	12 months
Legg Mason ClearBridge Variable Mid Cap Core Portfolio[1]:
Class I	9.64%	17.90%
Class II	9.52%	17.61%
Russell Midcap Index	8.62%	17.28%
S&P MidCap 400 Index	9.25%	17.88%
Lipper Variable Mid-Cap Core Funds Category Average[2]	8.31%	16.07%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, maybe worth more or less than their original cost.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2012, the gross total annual operating expense ratios for Class I and Class II shares were 0.87% and 1.12%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. In absolute terms, the Portfolio had positive performance in seven out of the nine sectors in which it was invested for the period (out of ten sectors in total), with the greatest contributions to returns coming from the Consumer Discretionary, Financials and Industrials sectors.

Relative to the Russell Mid Cap Index, overall stock selection contributed to performance for the period. In particular, leading contributors to performance included stock selection in the Consumer Discretionary, Information Technology (“IT”), Industrials, Utilities and Materials sectors. Underweights to the Utilities and Consumer Staples sectors also helped relative performance for the period.

In terms of individual Portfolio holdings, leading contributors to performance included Onyx Pharmaceuticals Inc. in the Health Care sector, Solutia Inc. in the

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 89 funds for the six-month period and among the 89 funds for the twelve-month period in the Portfolio’s Lipper category.

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2012 Annual Report	3

Materials sector, Whirlpool Corp. and Jarden Corp. both in the Consumer Discretionary sector and Seagate Technology PLC in the IT sector.

Q. What were the leading detractors from performance?

A. In absolute terms, the Portfolio had negative performance in the Consumer Staples and Energy sectors, which detracted from returns for the period. Relative to the Russell Mid Cap Index, overall sector allocation detracted from performance, primarily due to the Portfolio’s cash position, but also to its underweight (no holdings) in the Telecommunication Services sector. Stock selection in the Consumer Staples, Health Care and Energy sectors also negatively impacted relative performance for the period.

In terms of individual Portfolio holdings, leading detractors from performance included positions in Accretive Health Inc. in the Health Care sector, Herbalife Ltd. in the Consumer Staples sector, Sealed Air Corp. in the Materials sector, Peabody Energy Corp. in the Energy sector and Jos. A. Bank Clothiers Inc. in the Consumer Discretionary sector.

Q. Were there any significant changes to the Portfolio during the reporting period?

A. There were a number of Portfolio positions sold and bought over the course of the period. The largest new holdings introduced during the period included holdings of Moody’s Corp. in the Financials sector, Equifax Inc. and MSC Industrial Direct Co. both in the Industrials sector, and Zimmer Holdings Inc. and Agilent Technologies Inc. both in the Health Care sector. The largest positions sold during the period included Whiting Petroleum Corp. in the Energy sector, Warner Chilcott PLC in the Health Care sector, PartnerRe Ltd. in the Financials sector, VeriFone Systems Inc. in the IT sector and Jarden Corp. in the Consumer Discretionary sector.

Thank you for your investment in Legg Mason ClearBridge Variable Mid Cap Core Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Brian M. Angerame

Portfolio Manager

ClearBridge Investments, LLC

Derek J. Deutsch, CFA

Portfolio Manager

ClearBridge Investments, LLC

January 23, 2013

RISKS: Mid-cap stocks may be more volatile than large-cap stocks. Additionally, the Portfolio’s performance may be influenced by political, social and economic factors affecting investments in companies in foreign countries. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks, and the Portfolio’s investment strategies.

4	Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2012 Annual Report

Portfolio overview (cont’d)

Portfolio holdings and breakdowns are as of December 31, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top ten holdings (as a percentage of net assets) as of December 31, 2012 were: Signet Jewelers Ltd. (2.1%), Amdocs Ltd. (2.1%), Whirlpool Corp. (2.0%) Mednax Inc. (2.0%), Moody’s Corp. (2.0%), Pioneer Natural Resources Co. (1.9%), Crown Holdings Inc. (1.9%), Mohawk Industries Inc. (1.9%), Equifax Inc. (1.9%) and Zimmer Holdings Inc. (1.8%). Please refer to pages 9 through 12 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2012 were: Financials (20.6%), Industrials (16.5%) , Information Technology (15.6%), Consumer Discretionary (15.5%) and Health Care (13.1%). The Portfolio’s composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

iii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

iv	The S&P MidCap 400 Index is a market value weighted index which consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2012 Annual Report	5

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of December 31, 2012 and December 31, 2011. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

6	Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2012 Annual Report

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2012 and held for the six months ended December 31, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	9.64%	$1,000.00	$1,096.40	0.93%	$4.90	Class I	5.00%	$1,000.00	$1,020.46	0.93%	$4.72
Class II	9.52	1,000.00	1,095.20	1.18	6.21	Class II	5.00	1,000.00	1,019.20	1.18	5.99

[1]	For the six months ended December 31, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2012 Annual Report	7

Portfolio performance (unaudited)

Average annual total returns[1]
	Class I	Class II
Twelve Months Ended 12/31/12	17.90%	17.61%
Five Years Ended 12/31/12	4.09	3.83
Ten Years Ended 12/31/12	8.84	N/A
Inception* through 12/31/12	6.67	2.32

Cumulative total returns[1]
Class I (12/31/02 through 12/31/12)	133.25%
Class II (Inception date of 5/21/07 through 12/31/12)	13.77

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception dates for Class I and Class II shares are November 1, 1999 and May 21, 2007, respectively.

8	Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2012 Annual Report

Portfolio performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class I Shares of Legg Mason ClearBridge Variable Mid Cap Core Portfolio vs. Russell Midcap Index and S&P MidCap 400 Index†‡ — December 2002 - December 2012

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class I shares of Legg Mason ClearBridge Variable Mid Cap Core Portfolio on December 31, 2002, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2012. The hypothetical illustration also assumes a $10,000 investment in the Russell Midcap Index and S&P MidCap 400 Index. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The S&P MidCap 400 Index is a market value weighted index which consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Portfolio’s other class may be greater or less than the Class I shares’ performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other class.

‡	Effective October 1, 2012, the Portfolio changed its performance benchmark from the S&P MidCap 400 Index to the Russell Midcap Index. Management believes the Russell Midcap Index is a more appropriate benchmark for the Portfolio since this Index is broader and more diversified than the S&P MidCap 400 Index and, as a result, will provide shareholders with a better tool for assessing the Portfolio’s success relative to its investment objectives and comparable funds.

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2012 Annual Report	9

Schedule of investments

December 31, 2012

Legg Mason ClearBridge Variable Mid Cap Core Portfolio

Security	Shares	Value
Common Stocks — 95.9%
Consumer Discretionary — 15.5%
Auto Components — 2.8%
Autoliv Inc.	19,000	$1,280,410
Tenneco Inc.	30,600	1,074,366	*
Total Auto Components		2,354,776
Hotels, Restaurants & Leisure — 1.0%
Wynn Resorts Ltd.	8,000	899,920
Household Durables — 5.4%
Mohawk Industries Inc.	17,600	1,592,272	*
NVR Inc.	1,400	1,288,000	*
Whirlpool Corp.	17,100	1,739,925
Total Household Durables		4,620,197
Specialty Retail — 6.3%
Jos. A. Bank Clothiers Inc.	34,100	1,451,978	*
Ross Stores Inc.	20,500	1,110,075
Signet Jewelers Ltd.	34,100	1,820,940
Tractor Supply Co.	11,200	989,632
Total Specialty Retail		5,372,625
Total Consumer Discretionary		13,247,518
Consumer Staples — 1.5%
Food & Staples Retailing — 1.5%
Casey’s General Stores Inc.	24,700	1,311,570
Energy — 5.0%
Energy Equipment & Services — 3.1%
Noble Corp.	34,100	1,187,362
Oil States International Inc.	20,000	1,430,800	*
Total Energy Equipment & Services		2,618,162
Oil, Gas & Consumable Fuels — 1.9%
Pioneer Natural Resources Co.	15,600	1,662,804
Total Energy		4,280,966
Financials — 20.6%
Capital Markets — 4.1%
Greenhill & Co. Inc.	13,300	691,467
Invesco Ltd.	51,200	1,335,808
Lazard Ltd., Class A	49,300	1,471,112
Total Capital Markets		3,498,387
Commercial Banks — 5.9%
CIT Group Inc.	36,400	1,406,496	*

See Notes to Financial Statements.

10	Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Legg Mason ClearBridge Variable Mid Cap Core Portfolio

Security	Shares	Value
Commercial Banks — continued
M&T Bank Corp.	14,900	$1,467,203
Signature Bank	17,200	1,227,048	*
SunTrust Banks Inc.	33,000	935,550
Total Commercial Banks		5,036,297
Consumer Finance — 1.4%
SLM Corp.	72,100	1,235,073
Diversified Financial Services — 2.0%
Moody’s Corp.	34,100	1,715,912
Insurance — 3.2%
Arch Capital Group Ltd.	31,600	1,391,032	*
Axis Capital Holdings Ltd.	37,900	1,312,856
Total Insurance		2,703,888
Real Estate Investment Trusts (REITs) — 4.0%
Alexandria Real Estate Equities Inc.	17,000	1,178,440
Apartment Investment and Management Co., Class A Shares	47,500	1,285,350
Health Care REIT Inc.	14,900	913,221
Total Real Estate Investment Trusts (REITs)		3,377,011
Total Financials		17,566,568
Health Care — 13.1%
Biotechnology — 1.7%
Onyx Pharmaceuticals Inc.	18,600	1,404,858	*
Health Care Equipment & Supplies — 3.2%
Cooper Cos. Inc.	13,300	1,229,984
Zimmer Holdings Inc.	22,400	1,493,184
Total Health Care Equipment & Supplies		2,723,168
Health Care Providers & Services — 6.5%
AmerisourceBergen Corp.	32,200	1,390,396
Humana Inc.	19,100	1,310,833
Magellan Health Services Inc.	22,800	1,117,200	*
Mednax Inc.	21,600	1,717,632	*
Total Health Care Providers & Services		5,536,061
Life Sciences Tools & Services — 1.7%
Agilent Technologies Inc.	36,100	1,477,934
Total Health Care		11,142,021
Industrials — 16.5%
Aerospace & Defense — 0.9%
Curtiss-Wright Corp.	23,100	758,373
Air Freight & Logistics — 0.9%
UTI Worldwide Inc.	56,900	762,460

See Notes to Financial Statements.

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2012 Annual Report	11

Legg Mason ClearBridge Variable Mid Cap Core Portfolio

Security	Shares	Value
Airlines — 1.0%
Allegiant Travel Co.	12,100	$888,261
Commercial Services & Supplies — 1.5%
Cintas Corp.	30,400	1,243,360
Construction & Engineering — 1.3%
Quanta Services Inc.	39,700	1,083,413	*
Electrical Equipment — 3.1%
EnerSys	35,300	1,328,339	*
Rockwell Automation Inc.	15,200	1,276,648
Total Electrical Equipment		2,604,987
Machinery — 4.4%
CNH Global NV	36,486	1,470,021
Joy Global Inc.	21,200	1,352,136
Lincoln Electric Holdings Inc.	19,700	958,996
Total Machinery		3,781,153
Professional Services — 1.8%
Equifax Inc.	29,200	1,580,304
Trading Companies & Distributors — 1.6%
MSC Industrial Direct Co. Inc., Class A Shares	17,800	1,341,764
Total Industrials		14,044,075
Information Technology — 15.6%
Communications Equipment — 2.0%
F5 Networks Inc.	8,300	806,345	*
Juniper Networks Inc.	45,500	894,985	*
Total Communications Equipment		1,701,330
Computers & Peripherals — 1.4%
Seagate Technology PLC	37,900	1,155,192
Electronic Equipment, Instruments & Components — 1.0%
FEI Co.	16,000	887,360
IT Services — 2.7%
Alliance Data Systems Corp.	9,100	1,317,316	*
Teradata Corp.	16,400	1,014,996	*
Total IT Services		2,332,312
Semiconductors & Semiconductor Equipment — 2.7%
Avago Technologies Ltd.	40,300	1,275,898
Xilinx Inc.	28,000	1,005,200
Total Semiconductors & Semiconductor Equipment		2,281,098
Software — 5.8%
Amdocs Ltd.	52,400	1,781,076
Autodesk Inc.	25,800	912,030	*

See Notes to Financial Statements.

12	Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Legg Mason ClearBridge Variable Mid Cap Core Portfolio

Security			Shares	Value
Software — continued
Check Point Software Technologies Ltd.			26,600	$1,267,224	*
Nuance Communications Inc.			44,900	1,002,168	*
Total Software				4,962,498
Total Information Technology				13,319,790
Materials — 4.6%
Chemicals — 1.6%
Rockwood Holdings Inc.			27,800	1,374,988
Containers & Packaging — 3.0%
Crown Holdings Inc.			44,900	1,652,769	*
Rock-Tenn Co., Class A Shares			12,900	901,839
Total Containers & Packaging				2,554,608
Total Materials				3,929,596
Utilities — 3.5%
Electric Utilities — 1.1%
NV Energy Inc.			50,500	916,070
Multi-Utilities — 2.4%
Sempra Energy			17,100	1,213,074
Wisconsin Energy Corp.			23,200	854,920
Total Multi-Utilities				2,067,994
Total Utilities				2,984,064
Total Investments before Short-Term Investments (Cost — $65,184,498)				81,826,168

	Rate	Maturity Date	Face Amount
Short-Term Investments — 4.1%
Repurchase Agreements — 4.1%
Interest in $500,000,000 joint tri-party repurchase agreement dated 12/31/12 with RBS Securities Inc.; Proceeds at maturity — $3,474,042; (Fully collateralized by various U.S. government and agency obligations, 0.000% to 0.625% due 6/19/13 to 9/30/17; Market value — $3,543,506) (Cost — $3,474,000)	0.220%	1/2/13	$3,474,000	3,474,000
Total Investments — 100.0% (Cost — $68,658,498#)				85,300,168
Other Assets in Excess of Liabilities — 0.0%				3,343
Total Net Assets — 100.0%				$85,303,511

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $68,921,690.

See Notes to Financial Statements.

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2012 Annual Report	13

Statement of assets and liabilities

December 31, 2012

Assets:
Investments, at value (Cost — $68,658,498)	$85,300,168
Cash	341
Receivable for Portfolio shares sold	142,157
Dividends and interest receivable	48,696
Prepaid expenses	1,600
Total Assets	85,492,962

Liabilities:
Payable for Portfolio shares repurchased	62,188
Investment management fee payable	53,248
Service and/or distribution fees payable	9,528
Accrued expenses	64,487
Total Liabilities	189,451
Total Net Assets	$85,303,511

Net Assets:
Par value (Note 7)	$58
Paid-in capital in excess of par value	70,096,708
Overdistributed net investment income	(42,906)
Accumulated net realized loss on investments	(1,392,019)
Net unrealized appreciation on investments	16,641,670
Total Net Assets	$85,303,511

Shares Outstanding:
Class I	2,657,100
Class II	3,181,661

Net Asset Value:
Class I	$14.62
Class II	$14.60

See Notes to Financial Statements.

14	Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2012 Annual Report

Statement of operations

For the Year Ended December 31, 2012

Investment Income:
Dividends	$1,543,221
Interest	3,974
Less: Foreign taxes withheld	(55,359)
Total Investment Income	1,491,836

Expenses:
Investment management fee (Note 2)	581,059
Service and/or distribution fees (Notes 2 and 5)	90,537
Legal fees	42,858
Shareholder reports	41,507
Audit and tax	27,080
Transfer agent fees (Note 5)	12,848
Fund accounting fees	7,649
Trustees’ fees	6,278
Insurance	2,595
Custody fees	2,393
Miscellaneous expenses	3,964
Total Expenses	818,768
Net Investment Income	673,068

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain From Investment Transactions	2,601,620
Change in Net Unrealized Appreciation (Depreciation) From Investments	9,174,816
Net Gain on Investments	11,776,436
Increase in Net Assets From Operations	$12,449,504

See Notes to Financial Statements.

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2012 Annual Report	15

Statements of changes in net assets

For the Years Ended December 31,	2012	2011

Operations:
Net investment income (loss)	$673,068	$(70,969)
Net realized gain	2,601,620	5,452,391
Change in net unrealized appreciation (depreciation)	9,174,816	(7,666,584)
Increase (Decrease) in Net Assets From Operations	12,449,504	(2,285,162)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(635,006)	—
Net realized gains	(1,572,774)	—
Decrease in Net Assets From Distributions to Shareholders	(2,207,780)	—

Portfolio Share Transactions (Note 7):
Net proceeds from sale of shares	22,496,330	14,860,140
Reinvestment of distributions	2,207,780	—
Cost of shares repurchased	(16,832,866)	(22,851,850)
Increase (Decrease) in Net Assets From Portfolio Share Transactions	7,871,244	(7,991,710)
Increase (Decrease) in Net Assets	18,112,968	(10,276,872)

Net Assets:
Beginning of year	67,190,543	77,467,415
End of year*	$85,303,511	$67,190,543
* Includes overdistributed net investment income and accumulated net investment loss, respectively, of:	$(42,906)	$(46,845)

See Notes to Financial Statements.

16	Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2012 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2012	2011	2010	2009[2]	2009[3]	2008[3]

Net asset value, beginning of year	$12.74	$13.26	$10.82	$9.89	$8.45	$16.28

Income (loss) from operations:
Net investment income (loss)	0.12	(0.00) [4]	(0.00) [4]	0.01	0.05	0.02
Net realized and unrealized gain (loss)	2.17	(0.52)	2.44	0.96	1.41	(4.85)
Total income (loss) from operations	2.29	(0.52)	2.44	0.97	1.46	(4.83)

Less distributions from:
Net investment income	(0.13)	—	—	(0.04)	(0.02)	(0.06)
Net realized gains	(0.28)	—	—	—	—	(2.94)
Total distributions	(0.41)	—	—	(0.04)	(0.02)	(3.00)

Net asset value, end of year	$14.62	$12.74	$13.26	$10.82	$9.89	$8.45
Total return[5]	17.90%	(3.92)%	22.55%	9.85%	17.39%	(35.63)%

Net assets, end of year (millions)	$39	$42	$61	$63	$59	$60

Ratios to average net assets:
Gross expenses	0.94%	0.87%	1.08%	1.45%[6]	0.99%	0.97%
Net expenses[7,8]	0.94	0.87	0.95 [9]	0.95 [6,9]	0.95 [9]	0.90 [9]
Net investment income (loss)	0.88	(0.04)	(0.04)	0.57 [6]	0.63	0.13

Portfolio turnover rate	48%	65%	60%	14%	53%	75%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 1, 2009 through December 31, 2009.

[3]	For the year ended October 31.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2012 Annual Report	17

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class II Shares[1]	2012	2011	2010	2009[2]	2009[3]	2008[3]

Net asset value, beginning of year	$12.73	$13.28	$10.88	$ 9.92	$8.47	$16.27

Income (loss) from operations:
Net investment income (loss)	0.12	(0.03)	(0.05)	0.01	0.03	(0.09)
Net realized and unrealized gain (loss)	2.13	(0.52)	2.45	0.96	1.42	(4.76)
Total income (loss) from operations	2.25	(0.55)	2.40	0.97	1.45	(4.85)

Less distributions from:
Net investment income	(0.10)	—	—	(0.01)	—	(0.01)
Net realized gains	(0.28)	—	—	—	—	(2.94)
Total distributions	(0.38)	—	—	(0.01)	—	(2.95)

Net asset value, end of year	$14.60	$12.73	$13.28	$10.88	$9.92	$8.47
Total return[4]	17.61%	(4.14)%	22.06%	9.79%	17.12%	(35.70)%

Net assets, end of year (millions)	$46	$25	$16	$8	$7	$7

Ratios to average net assets:
Gross expenses	1.19%	1.12%	1.40%	1.80%[5]	1.35%	3.25%
Net expenses[6,7]	1.19	1.12	1.25 [8]	1.25 [5,8]	1.25 [8]	1.25 [8]
Net investment income (loss)	0.86	(0.26)	(0.39)	0.29 [5]	0.31	(1.10)

Portfolio turnover rate	48%	65%	60%	14%	53%	75%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 1, 2009 through December 31, 2009.

[3]	For the year ended October 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class II shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18	Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2012 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason ClearBridge Variable Mid Cap Core Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2012 Annual Report	19

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

20	Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2012 Annual Report

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$81,826,168	—	—	$81,826,168
Short-term investments†	—	$3,474,000	—	3,474,000
Total investments	$81,826,168	$3,474,000	—	$85,300,168

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions,

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2012 Annual Report	21

and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Portfolio is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Portfolio to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Portfolio’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

22	Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2012 Annual Report

Notes to financial statements (cont’d)

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Portfolio on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2012, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$33,199	—	$(33,199)
(b)	(67,322)	$67,322	—

(a)	Reclassifications are primarily due to a taxable overdistribution.

(b)	Reclassifications are primarily due to book/tax differences in the treatment of partnership investments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and ClearBridge Investments, LLC (formerly ClearBridge Advisors, LLC) (“ClearBridge”) is the Portfolio’s subadviser. Western Asset Management Company (“Western Asset”) manages the Portfolio’s cash and short-term instruments. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Portfolio’s average daily net assets.

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2012 Annual Report	23

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio, except for the management of cash and short-term instruments, which is provided by Western Asset. For their services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Portfolio.

As a result of expense limitation arrangements between the Portfolio and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I and Class II shares did not exceed 0.95% and 1.25%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$39,977,348
Sales	35,796,919

At December 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$17,773,456
Gross unrealized depreciation	(1,394,978)
Net unrealized appreciation	$16,378,478

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended December 31, 2012, the Portfolio did not invest in any derivative instruments.

24	Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2012 Annual Report

Notes to financial statements (cont’d)

5. Class specific expenses, waivers and/or expense reimbursements

The Portfolio has adopted a Rule 12b-1 distribution plan and under that plan the Portfolio pays a service and/or distribution fee with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and distribution fees are accrued and paid monthly.

For the year ended December 31, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class I	—	$6,202
Class II	$90,537	6,646
Total	$90,537	$12,848

6. Distributions to shareholders by class

	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Investment Income:
Class I	$333,052	—
Class II	301,954	—
Total	$635,006	—

Net Realized Gains:
Class I	$722,574	—
Class II	850,200	—
Total	$1,572,774	—

7. Shares of beneficial interest

At December 31, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Class I
Shares sold	25,536	$366,019	14,863	$191,539
Shares issued on reinvestment	71,423	1,055,626	—	—
Shares repurchased	(771,936)	(10,968,338)	(1,301,299)	(17,446,555)
Net decrease	(674,977)	$(9,546,693)	(1,286,436)	$(17,255,016)

Class II
Shares sold	1,571,673	$22,130,311	1,121,131	$14,668,601
Shares issued on reinvestment	78,112	1,152,154	—	—
Shares repurchased	(411,602)	(5,864,528)	(400,216)	(5,405,295)
Net increase	1,238,183	$17,417,937	720,915	$9,263,306

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2012 Annual Report	25

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2012	2011
Distributions Paid From:
Ordinary income	$635,006	—
Net long-term capital gains	1,572,774	—
Total taxable distributions	$2,207,780	—

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Other book/tax temporary differences(a)	$(1,171,733)
Unrealized appreciation (depreciation)(b)	16,378,478
Total accumulated earnings (losses) — net	$15,206,745

During the taxable year ended December 31, 2012, the Portfolio utilized all capital loss carryforwards available from prior years.

(a)

Other book/tax temporary differences are attributable primarily to book/tax differences in the treatment of distributions from real estate investment trusts, the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and book/tax differences in the treatment of partnership investments.

26	Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2012 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Variable Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason ClearBridge Variable Mid Cap Core Portfolio, a series of Legg Mason Partners Variable Equity Trust, including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the period from November 1, 2009 to December 31, 2009, and each of the years in the two-year period ended October 31, 2009. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason ClearBridge Variable Mid Cap Core Portfolio as of December 31, 2012, and the results of its operations, the changes in its net assets, and the financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 15, 2013

Legg Mason ClearBridge Variable Mid Cap Core Portfolio	27

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement of Legg Mason ClearBridge Variable Mid Cap Core Portfolio (the “Fund”), pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which ClearBridge Investments, LLC (formerly, ClearBridge Advisors, LLC) (“ClearBridge”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with ClearBridge, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the

28	Legg Mason ClearBridge Variable Mid Cap Core Portfolio

Board approval of management and subadvisory agreements (unaudited) (cont’d)

investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and ClearBridge’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all mid-cap core funds underlying variable insurance products (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2012. The Fund performed better than the median performance of the funds in the Performance Universe for the five-year period, but performed below the median performance of the funds in the Performance Universe for the one-, three- and ten-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2012, which

Legg Mason ClearBridge Variable Mid Cap Core Portfolio	29

showed that the Fund’s performance was better than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and ClearBridge were committed to providing the resources necessary to assist the Fund’s portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and ClearBridge charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 12 mid-cap core funds underlying variable insurance products selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all mid-cap core funds underlying variable insurance products (the “Expense Universe”). This information showed that the

30	Legg Mason ClearBridge Variable Mid Cap Core Portfolio

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Fund’s Contractual Management Fee was lower than the median of management fees paid by the funds in the Expense Group and lower than the average management fee paid by the funds in the Expense Universe, and that the Fund’s actual total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group, but was slightly higher than the average total expense ratio of the funds in the Expense Universe. The Trustees also reviewed and considered the Manager’s fee waiver and/or expense reimbursement arrangements, if any.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board also noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

Legg Mason ClearBridge Variable Mid Cap Core Portfolio	31

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

32	Legg Mason ClearBridge Variable Mid Cap Core Portfolio

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason ClearBridge Variable Mid Cap Core Portfolio (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, 49th Floor, New York, New York 10018. Information pertaining to the Trustees and officers of the Portfolio is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None
Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None
Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Legg Mason ClearBridge Variable Mid Cap Core Portfolio	33

Independent Trustees cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None
Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

34	Legg Mason ClearBridge Variable Mid Cap Core Portfolio

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)
Jerry A. Viscione
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Legg Mason ClearBridge Variable Mid Cap Core Portfolio	35

Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	161
Other board memberships held by Trustee during past five years	None
Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

36	Legg Mason ClearBridge Variable Mid Cap Core Portfolio

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM (since 2002)
Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Legg Mason ClearBridge Variable Mid Cap Core Portfolio	37

Additional Officers cont’d
Albert Laskaj Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Portfolio within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Portfolio, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

38	Legg Mason ClearBridge Variable Mid Cap Core Portfolio

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2012:

Record date:	12/19/2012
Payable date:	12/20/2012
Dividends qualifying for the dividends
received deduction for corporations	100.00%
Long-term capital gain dividend	$0.27703

Please retain this information for your records.

Legg Mason ClearBridge

Variable Mid Cap Core Portfolio

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken Chairman

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investors Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason ClearBridge Variable Mid Cap Core Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland statutory trust.

Legg Mason ClearBridge Variable Mid Cap Core Portfolio

Legg Mason Funds

620 Eighth Avenue

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Portfolio at 1-877-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-721-1926, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for general information of the shareholders of Legg Mason ClearBridge Variable Mid Cap Core Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010540 2/13 SR13-1837

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2011 and December 31, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $330,000 in December 31, 2011 and $317,700 in December 31, 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2011 and $0 in December 31, 2012.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $61,000 in December 31, 2011 and $48,100 in December 31, 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2011 and December 31, 2012; Tax Fees were 100% and 100% for December 31, 2011 and December 31, 2012; and Other Fees were 100% and 100% for December 31, 2011 and December 31, 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $0 in 2012.

(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer
Legg Mason Partners Variable Equity Trust

Date:	February 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer
Legg Mason Partners Variable Equity Trust

Date:	February 25, 2013

By:	/s/ RICHARD F. SENNETT
(Richard F. Sennett)
Principal Financial Officer
Legg Mason Partners Variable Equity Trust

Date:	February 25, 2013